UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 17, 2005

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's worldwide web address: www.pueblo.net

     Registrant's former name or former address, if changed since last report
     -----------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))











ITEM 7.01 REGULATION FD DISCLOSURE

  On May 17, 2005, Nutritional Sourcing Corporation, the parent corporation of Pueblo International, LLC, announced the commencement of a new tender offer (the "Invitation") for its outstanding 10.125% Senior Secured Notes due 2009 (the "Notes"). The maximum amount available to the Company to fund the purchase of the notes is $31,540,000; as a consequence, the Company will accept for purchase less than all of the outstanding Notes.

 The Company is offering to purchase the Notes for cash, at the purchase price indicated in the schedule of prices (the "Pricing Schedule") included in the Invitation, upon terms and conditions specified in the Invitation.

 To the extent acceptance of all offers at the price would cause the aggregate purchase price (excluding accrued interest) to exceed $31,540,000, the Company will allocate its acceptance of offers at the Price among all such offers on a pro rata basis with holders of notes being tendered in denominations under $1,000 being given priority.

 The offer stipulates that each Noteholder tendering Notes will be deemed to have consented to an amendment to the indenture under which the Notes were issued. The amendment will permit the Company to discontinue its reporting to the Securities and Exchange Commission. However, the proposed amendment does require that the Company provide Noteholders with financial statements and a management discussion and analysis of operations on a quarterly and annual basis. The amendment will not become effective unless a majority of the Notes are purchased under the invitation, but if effective will bind all Noteholders. A majority in principal amount of the notes outstanding and not owned by an affiliate is $37,595,555.51. No separate fee will be paid for the consent.

 Funding for the tender offer is being provided under the Company's amended and restated Senior Credit Facility with Westernbank of Puerto Rico.


ITEM 9 EXHIBITS

                  (c)      Exhibit.      Document Description

20.1	          Invitation by Nutritional Sourcing
Corporation to Holders to offer to
sell for cash their holdings of
10.125% Senior Secured Notes Due 2009.

20.2	          Nutritional Sourcing Corporation
                                         instructions to record holder.

20.3	          Nutritional Sourcing Corporation
              Letter of Transmittal Pursuant to the
              Invitation dated May 17, 2005 to
              Tender 10.125% Senior Secured Notes
              Due 2009 (CUSIP No. 670688AA8).

20.4	          Nutritional Sourcing Corporation
              Notice of Guaranteed Delivery for the
              Invitation with respect to 10.125%
              Senior Secured Notes Due 2009.

20.5	          Nutritional Sourcing Corporation
              Invitation to Beneficial Owners with
              respect to 10.125% Senior Secured
              Notes Due 2009.
99.1	          Nutritional Sourcing Corporation
              Invitation to Brokers, Dealers,
              Commercial Banks, Trust Companies,
              and Nominees with respect to 10.125%
              Senior Secured Notes Due 2009.

99.2	          Press release


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 Nutritional Sourcing Corporation
May 17, 2005                     By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 and Chief Financial Officer
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